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                                                                     EXHIBIT 1.1
















                                 Endocare, Inc.

                                4,000,000 Shares

                                  Common Stock
                               ($0.001 Par Value)

                             UNDERWRITING AGREEMENT





________ __, 2001



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                             UNDERWRITING AGREEMENT



                                                               ________ __, 2001


Bear, Stearns & Co. Inc.
UBS Warburg LLC
Banc of America Securities LLC
Adams, Harkness & Hill, Inc.
  As the Representatives of the several Underwriters


c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167


Ladies and Gentlemen:

               Endocare, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 4,000,000 shares of Common Stock, $0.001 par value per share (the "Common Stock"), of the Company (the "Firm Shares"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 600,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

               The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (File No. 333-69748) under the Act (the "registration statement"). Amendments to such registration statement have been similarly prepared and filed with the Commission. Such registration statement, as so amended, and any post-effective amendments thereto, have been declared by the Commission to be effective under the Act. A form of prospectus supplement to the basic prospectus included in the registration statement and relating to the Shares and the offering thereof is included as part of the registration statement. The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Underwriters.

               The term "Registration Statement" as used in this Agreement means the registration statement, as amended at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" includes the Abbreviated Registration Statement. The term "Basic Prospectus" as used in this Agreement means the basic prospectus included in the Registration Statement. The term "Prepricing Prospectus" as used in this Agreement means any form of preliminary prospectus used in connection with the marketing of the Shares, including any preliminary prospectus supplement at any time included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Act and the Basic Prospectus (whether or not in preliminary form) as used with any such preliminary prospectus supplement in connection with the marketing of the Shares, in each case as any of the foregoing may be amended or supplemented by the Company. The term "Prospectus Supplement" as used in this Agreement means any prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. The term "Prospectus" as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference in this Agreement to the registration statement, the Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, the Basic Prospectus, such Prepricing Prospectus, such Prospectus Supplement or the Prospectus, as the case may be, and any reference to the terms "amend," "amendment" or "supplement" with respect to the registration statement, the Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein. As used herein, the term "Incorporated Documents" means the documents which are incorporated by reference in the registration statement, the Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement, the Prospectus, or any amendment or supplement thereto.

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               The Company and the Underwriters agree as follows:

               1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto in each case at a purchase price of $____ per Share (the "purchase price per share"). The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

               In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the 30th day following the date hereof by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day 1 after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares.

               2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to the Underwriters through the facilities of the Depository

--------------
(1) As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on _________ __, 2001 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase." Electronic transfer of the Firm Shares shall be made to the Underwriters at the time of purchase in such names and in such denominations as you shall specify.

               Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to the Underwriters at the additional time of purchase in such names and in such denominations as you shall specify.

               3. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

               (a) the Company has not received nor has notice of any order of the Commission preventing or suspending the use of the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus or instituting proceedings for that purpose, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; the Company is eligible to use Form S-3 and the offering of the Shares complies with the requirements of Rule 415. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415 under the Act and complies in all material respects with said Rule 415; when the Registration Statement became or becomes effective, the Registration Statement and the Prospectus conformed or will conform in all material respects with the provisions of the Act, and the Registration Statement did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; and neither the Company nor any of its affiliates has distributed any offering material in connection with the offer or sale of the Shares other than the Registration Statement, the Prepricing Prospectus and the Prospectus or any other materials, if any, permitted by the Act; and the Incorporated Documents, when they were filed with the

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        Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and/or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

               (b) as of the date of this Agreement, the Company's capitalization is as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company's capitalization shall be as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization" (subject, in each case, to the issuance of shares of Common Stock upon the exercise of stock options disclosed as outstanding in the Registration Statement and the Prospectus); all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

               (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus;

               (d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify could not reasonably be expected to (i) have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiary (as hereinafter defined) taken as a whole, (ii) interfere with or adversely affect the issuance or marketability of the Shares or (iii) in any manner draw into question the validity of this Agreement or the transactions described herein (any of the events set forth in clauses
        (i), (ii) or (iii), a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Act) other than Advanced Medical Procedures, Inc. (the "Subsidiary"); except as described in the Registration Statement and the Prospectus, the Company owns 100% of the outstanding capital stock of the Subsidiary; except for the Subsidiary and the Company's ownership interests in each of Sanarus Medical,

        Inc. and U.S. Therapies, L.L.C. as described in the Registration Statement and the Prospectus, the Company does not own, directly or indirectly, any long-term debt or any equity interest in any firm, corporation, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiary and all amendments thereto have been delivered to you; the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; all of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

               (e) neither the Company nor the Subsidiary is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under) (each such breach, violation, default or event, a "Default Event"), (i) its charter, bylaws or other organizational documents, (ii) any obligation, agreement, covenant or condition contained in any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or the Subsidiary is a party or by which any of them or any of their properties is bound or affected, (iii) any federal, state, local or foreign law, regulation or rule or (iv) any decree, judgment or order applicable to the Company, the Subsidiary or any of their respective properties, other than, in the case of clause (ii), such Default Events as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, including the issuance and sale of the Shares and the consummation of the other transactions contemplated hereby, does not constitute and will not result in a Default Event under
        (w) any provisions of the charter, bylaws or other organizational documents of the Company or the Subsidiary, (x) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or the Subsidiary or by which any of them or their respective properties may be bound or affected, (y) under any federal, state, local or foreign law, regulation or rule or (z) under any decree, judgment or order applicable to the Company, the Subsidiary or any of their respective properties, except, in the case of clause (x) for such Default

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        Events as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (f) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company;

               (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

               (h) the Shares have been duly and validly authorized by the Company and, when issued and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and non-assessable;

               (i) no approval, authorization, consent or order of or filing with any national, state, local or other governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company or the Subsidiary in connection with the issuance and sale of the Shares or the consummation by the Company of the other transactions contemplated hereby other than registration of the offer and sale of the Shares under the Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

               (j) except as set forth in the Registration Statement and the Prospectus (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Company, in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses
        (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, except for such rights as have been complied with or waived;

               (k) KPMG LLP, whose report on the consolidated financial statements of the Company and the Subsidiary is filed with the Commission as part of the

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        Registration Statement and the Prospectus, are independent public accountants as required by the Act;

               (l) each of the Company and the Subsidiary has all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (collectively, "Permits"), and has obtained all necessary authorizations, consents and approvals from other persons (collectively, "Approvals"), in order to conduct its business as described in the Registration Statement and the Prospectus, other than such Permits and Approvals the failure of which to obtain could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor the Subsidiary is in violation of, or in default under, any such Permit or Approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or the Subsidiary the effect of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (m) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or any document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or any document incorporated by reference therein have been so described or filed as required;

               (n) except as disclosed in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or the Subsidiary or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, if adversely decided, could reasonably be expected to result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

               (o) the financial statements, together with the related schedules and notes, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and the Subsidiary as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiary for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and books and records of the Company; and there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required;

               (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiary taken as a whole, (ii) any transaction which is material to the Company or the Subsidiary taken as a whole, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiary taken as a whole, incurred by the Company or the Subsidiary, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiary (other than pursuant to the exercise of stock options described in the Registration Statement and the Prospectus as outstanding or the grant of stock options under stock option plans described in the Registration Statement and the Prospectus) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; neither the Company nor the Subsidiary has any material contingent obligation which is not disclosed in the Registration Statement and the Prospectus;

               (q) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its officers and directors and each of [______], [______] and [______] and in the form set forth as Exhibit B hereto, of each of Technology Funding Inc., [________] and [_________]; the Company will not release or purport to release any of its officers or directors or the security holders described above from any Lock-Up Agreement without the prior written consent of Bear, Stearns & Co. Inc. and UBS Warburg LLC;

               (r) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

               (s) any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

               (t) neither the Company nor the Subsidiary nor any of their respective affiliates has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

               (u) the Company and the Subsidiary maintain insurance of the types and in amounts reasonably adequate for their respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiary against theft, damage, destruction, acts of vandalism and other risks customarily insured against, all of which insurance is in full force and effect;

               (v) neither the Company nor the Subsidiary has sustained since the date of the latest financial statements included in the Prospectus any losses or interferences with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus or other than any losses or interferences which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (w) the Company and the Subsidiary have good title to all personal property owned by them as described in the Registration Statement and the Prospectus, free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as described in the Registration Statement and the Prospectus, any real property and buildings held under lease by the Company or the Subsidiary are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiary, as the case may be;

               (x) neither the Company nor the Subsidiary has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

               (y) the Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;

        (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

               (z) all tax returns required to be filed by the Company and the Subsidiary have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or the Subsidiary have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

               (aa) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and/or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

               (bb) other than as set forth in the Registration Statement and the Prospectus, or as would not individually or in the aggregate have a Material Adverse Effect, the Company and the Subsidiary own, possess, license or have other rights to use, all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes ("Intellectual Property") necessary for their business as described in the Registration Statement and the Prospectus and necessary in connection with the commercialization of the existing products of the Company and the Subsidiary and the products described in the Prospectus as being under development, without any conflict with or infringement of the interests of others, and the Company and the Subsidiary have taken all reasonable steps necessary to secure interests in such Intellectual Property; except as described in the Registration Statement and the Prospectus, the Company is not aware after due inquiry of any options, licenses or agreements of any kind relating to the Intellectual Property of the Company or the Subsidiary that are outstanding and which are required to be described in the Registration Statement and the Prospectus, and, except as described in the Registration Statement and the Prospectus, neither the Company nor the Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity which are required to be described in the Registration Statement and the Prospectus; none of the technology employed by the Company and the Subsidiary has been obtained or is used or proposed to be used by the Company or the Subsidiary in violation of any contractual obligation binding on the Company or the Subsidiary or any of their respective directors or executive officers or, to the Company's knowledge after due inquiry, any employees of the Company or the Subsidiary or otherwise in violation of the rights of any persons, other than any violation which would not individually or in the aggregate have a Material Adverse Effect; except as described in the Registration Statement and the Prospectus, to the Company's knowledge after due inquiry, neither the Company nor the Subsidiary has violated, infringed or conflicted with, or, by conducting its business as described the Registration Statement and the Prospectus and commercializing the products under development described therein, would violate, infringe or conflict with any of the Intellectual Property of any other person or entity other than any such violation, infringement or conflict which would not individually or in the aggregate have a Material Adverse Effect; and

               (cc) the clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or the Subsidiary or in which the Company, the Subsidiary or their licensors or the products or product candidates of the Company or the Subsidiary have participated that are described in the Registration Statement and the Prospectus or the results of which are referred to in the Registration Statement and the Prospectus were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures; the descriptions in the Registration Statement and the Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such studies and tests, and each of the Company and the Subsidiary has no knowledge, after due inquiry, of any other studies or tests the results of which are inconsistent with or otherwise call into question the results described or referred to in the Prospectus; except to the extent disclosed in the Registration Statement and the Prospectus, each of the Company and the Subsidiary has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the U.S. Food and Drug Administration and comparable drug regulatory agencies outside of the United States (collectively, the "Regulatory Authorities"); and except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not received any notices or other correspondence from the Regulatory Authorities or any other governmental agency requiring the termination, suspension or modification of any clinical or pre-clinical studies or tests that are described in the Registration Statement and the Prospectus or the results of which are referred to in the Registration Statement and the Prospectus.

               4. Certain Covenants of the Company. The Company hereby agrees:

               (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

               (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

               (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

               (d) to advise you promptly, confirming such advice in writing (if requested by you), of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing after being timely furnished in advance a copy thereof;

               (e) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

               (f) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and to promptly notify you of such filing;

               (g) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto or any Abbreviated Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective;

               (h) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement
        (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms, as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and
        (iv) such other information as you may reasonably request regarding the Company or the Subsidiary, in each case as soon as reasonably practicable after such reports, communications, documents or information become available;

               (i) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to timely prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to timely furnish you a copy of such proposed amendment or supplement and an opportunity to object in writing before filing any such amendment or supplement with the Commission;

               (j) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of 12 months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) and ending not later than 15 months thereafter;

               (k) to furnish to you five conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient additional conformed copies (other than exhibits) for distribution of a copy to each of the other Underwriters;

               (l) to furnish to you as early as reasonably practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiary which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(g) hereof;

               (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of proceeds" in the Prospectus;

               (n) to pay all costs, expenses, fees and taxes in connection with
        (i) the preparation and filing of the Registration Statement, the Basic Prospectus, each Prepricing Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issuance, sale and delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment),
        (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including associated filing fees and the reasonable legal fees and disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the Nasdaq National Market and any registration thereof under the Exchange Act, (vi) any required review of the public offering of the Shares by NASD Regulation, Inc. (including associated filing fees and the reasonable legal fees and disbursements of counsel for the Underwriters), (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offer and sale of the Shares to prospective investors and the

        Representatives' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (viii) the performance of the other obligations of the Company hereunder;

               (o) for so long as the delivery of the Prospectus is required in connection with the offer or sale of the Shares, to furnish to you, before filing with the Commission, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

               (p) not to sell, offer or agree to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, for a period of 90 days after the date hereof (the "Lock-up Period"), without the prior written consent of Bear, Stearns & Co. Inc. and UBS Warburg LLC, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus and (iii) the issuance of employee stock options not exercisable during the Lock-up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; and

               (q) neither the Company nor the Subsidiary nor any of their respective affiliates will take, directly or indirectly, any action designed to or which will constitute or which may reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the last paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company agrees, in addition to paying the amounts described in Section 4(n) hereof, to reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

               6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

               (a) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Brobeck, Phleger & Harrison LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to the Underwriters, stating that:

                   (i) the Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                   (ii) the Subsidiary has been duly incorporated and is validly existing as a corporation is in good standing under the laws of its jurisdiction of incorporation with the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement;

                   (iii) the Company and the Subsidiary are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect;

                   (iv) this Agreement has been duly authorized, executed and delivered by the Company;

                   (v) the Firm Shares have been duly authorized and, when
               issued (in the case of the Firm Shares) and delivered to and paid for by the Underwriters, will be duly and validly issued and will be fully paid and non-assessable;

                   (vi) the Company has authorized and outstanding shares of
               capital stock as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company (A) have been duly and validly authorized and issued and are fully paid and non-assessable, (B) are free of preemptive rights, resale rights, rights of first refusal and similar rights under the Delaware General Corporation Law (the "DGCL") or the charter or bylaws or other organizational documents of the Company or any contract, commitment or instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel and
               (C) to such counsel's knowledge, were issued in compliance with all applicable federal and state securities laws; the Firm Shares when issued will be free of preemptive or similar rights under the DGCL or any contract, commitment or instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel; the holders of the Shares will not be subject to personal liability by reason of being such holders; and the certificates for the Shares are in due and proper form and conform to the requirements of the DGCL and the Nasdaq National Market;

                   (vii) all of the outstanding shares of capital stock of the
               Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, are owned of record by the Company, are not subject to any perfected security interest or, to such counsel's knowledge, any other encumbrance or adverse claim and, to such counsel's knowledge, have been issued and sold in compliance with all applicable federal and state securities laws; to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiary are outstanding;

                   (viii) the capital stock of the Company, including the
               Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

                   (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                   (x) the Registration Statement has become effective under the
               Act, and to such counsel's knowledge no stop order with respect to the effectiveness thereof has been issued and no stop order proceedings with respect thereto are pending or threatened under the Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                   (xi) no approval, authorization, consent or order of or
               filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution and delivery of this Agreement and the issuance and sale of the Shares and consummation of the other transactions contemplated hereby other than those that have been obtained under the Act, the Exchange Act and the rules of the Nasdaq National Market and other than any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any necessary approval of the Corporate Financing Department of NASD Regulation, Inc., as to which such qualification and approval such counsel need express no opinion;

                   (xii) the execution, delivery and performance of this
               Agreement by the Company, including the consummation of the transactions contemplated hereby and by the Registration Statement, do not constitute, and will not result in, a Default Event pursuant to (A) any provision of the charter or bylaws or other organizational documents of the Company or the Subsidiary,
               (B) any provision of any license, permit, franchise, authorization, indenture, mortgage, deed of trust, note, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument filed as an exhibit to the Registration Statement or otherwise known to such counsel and issued to the Company or the Subsidiary, or to which the Company or the Subsidiary is a party or by which any of them may be bound or affected, or to which any of the property or assets of the Company or the Subsidiary is subject or may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule or (D) any decree, judgment or order known by such counsel to be applicable to the Company or the Subsidiary other than, in the case of clause (B) such Default Events as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                   (xiii) to such counsel's knowledge, (A) neither the Company nor the Subsidiary is in violation of its charter or bylaws or other organizational documents and (B) no Default Event exists under any license, permit, franchise, authorization, indenture, mortgage, deed of trust, note, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or the Subsidiary is or was a party or by which it or its properties may be bound or affected, other than such Default Events as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect , and (C) neither the Company nor the Subsidiary is in violation of any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or the Subsidiary;

                   (xiv) to such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

                   (xv) to such counsel's knowledge, there are no actions,
               suits, claims, investigations or proceedings pending or threatened to which the Company or the Subsidiary is subject or of which any of their respective properties is subject, whether at law, in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which are required to be described in the Prospectus but are not so described;

                   (xvi) the Incorporated Documents complied as to form, at the time such documents were filed with the Commission, with the requirements of the Exchange Act;

                   (xvii) the Company is not and, after giving effect to the
               offer and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                   (xviii) those statements in the Registration Statement and the Prospectus that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown; and

                   (xix) no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel to have any securities issued by the Company and owned by them registered pursuant to the Act, included in the Registration Statement or sold in the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the transactions contemplated by this Agreement or otherwise, except for such rights as have been complied with or waived.

               In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or

Prospectus (except as and to the extent stated in subparagraphs (vii), (viii), (ix) and (xviii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial data included in the Registration Statement or Prospectus).

               (b) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Knobbe, Martens, Olson & Bear, LLP, patent counsel for the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to the Underwriters, stating that:

                   (i) to such counsel's knowledge, except as described in the
               Prospectus, (A) the Company (either directly or through the Subsidiary) has valid license rights or clear title to the Intellectual Property referenced in the Prospectus, and there are no rights of third parties to any such Intellectual Property; (B) there is no infringement or other violation by third parties of any of the Intellectual Property of the Company referenced in the Prospectus; (C) there is no infringement or other violation by the Company or the Subsidiary of any Intellectual Property of others nor would there be any such infringement upon commercialization of the Company's products described as under development in the Registration Statement and the Prospectus; (D) there is no pending or threatened action, suit proceeding or claim by governmental authorities or others that the Company or the Subsidiary infringes or otherwise violates any Intellectual Property of others, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; (E) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others challenging the rights of the Company or the Subsidiary in or to, or challenging the scope of, any Intellectual Property of the Company referenced in the Prospectus, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; and (F) there is no prior art that may render any patent held by the Company invalid or any patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office;

                   (ii) to such counsel's knowledge, the patent applications of the Company and the Subsidiary presently on file disclose patentable subject matter, and such counsel is not aware of any inventorship challenges, any interference which has been declared or provoked, or any other material fact with respect to the patent applications of the Company presently on file that (A) would preclude the issuance of patents with respect to such applications, or (B) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations;

                   (iii) the statements in the Registration Statement and the
               Prospectus referencing Intellectual Property matters, insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, are in all material respects accurate and complete statements or summaries of the matters therein set forth; and

                   (iv) nothing has come to such counsel's attention that causes them to believe that such above described portions of the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that such above described portions of the Prospectus and at the date of the Prospectus and at all times leading up to and including the time of purchase and the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               Such counsel may state that, as to clauses (i), (ii) and (iii) above, the opinion of such counsel is limited to those patents and patent applications (and the Company's products and technology to which they relate) for which such counsel has rendered substantive legal advice to the Company.

               (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Lawrence
        N. Ginsberg, intellectual property counsel for the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to the Underwriters, stating that:

                   (i) to such counsel's knowledge, except as described in the
               Prospectus, (A) the Company (either directly or through the Subsidiary) has valid license rights or clear title to the Intellectual Property referenced in the

               Prospectus, and there are no rights of third parties to any such Intellectual Property; (B) there is no infringement or other violation by third parties of any of the Intellectual Property of the Company referenced in the Prospectus; (C) there is no infringement or other violation by the Company or the Subsidiary of any Intellectual Property of others nor would there be any such infringement upon commercialization of the products described as under development in the Registration Statement and the Prospectus; (D) there is no pending or threatened action, suit proceeding or claim by governmental authorities or others that the Company or the Subsidiary infringes or otherwise violates any Intellectual Property of others, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; (E) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others challenging the rights of the Company or the Subsidiary in or to, or challenging the scope of, any Intellectual Property of the Company referenced in the Prospectus, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; and (F) there is no prior art that may render any patent held by the Company invalid or any patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office;

                   (ii) to such counsel's knowledge, the patent applications of the Company and the Subsidiary presently on file disclose patentable subject matter, and such counsel is not aware of any inventorship challenges, any interference which has been declared or provoked, or any other material fact with respect to the patent applications of the Company presently on file that (A) would preclude the issuance of patents with respect to such applications, or (B) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations;

                   (iii) the statements in the Registration Statement and the
               Prospectus referencing Intellectual Property matters, insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, are in all material respects accurate and complete statements or summaries of the matters therein set forth; and

                   (iv) nothing has come to such counsel's attention that causes them to believe that such above described portions of the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that such above described portions of the Prospectus and at the date of the

               Prospectus and at all times leading up to and including the time of purchase and the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (d) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Winston & Strawn, healthcare regulatory counsel for the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to the Underwriters, stating that:

                   (i) the statements in (A) the Registration Statement and the
               Prospectus under the captions "Risk Factors--There is uncertainty relating to third party reimbursement, which is critical to market acceptance of our products.", "--We could be negatively impacted by future interpretation or implementation of federal or state fraud and abuse laws, including anti-kickback laws.", "--We could be negatively impacted by future interpretation or implementation of the federal Stark Law and other federal and state anti-referral laws.", "Business--Reimbursement," "--Healthcare Regulatory Issues," "--Anti-kickback Laws," "--Patient Referral Laws" and "--HIPAA and Other Privacy Laws,"
               (B) the Company's annual report for the year ended December 31, 2000 filed with the Commission on Form 10-K under the captions "Item 1.--There is uncertainty relating to third party reimbursement which is critical to market acceptance of our products.", "--We have limited manufacturing experience." and "--Governmental regulation can have a significant impact on our business.", (C) the Company's quarterly report for the quarter ended March 31, 2001 filed with the Commission on Form 10-Q under the caption "Item 2.--There is uncertainty relating to third party reimbursement which is critical to market acceptance of our products.", (D) the Company's quarterly report for the quarter ended June 30, 2001 filed with the Commission on Form 10-Q under the captions "Item 2.--There is uncertainty relating to third party reimbursement which is critical to market acceptance of our products.", "--We could be negatively impacted by future interpretation or implementation of federal and state fraud and abuse laws, including anti-kickback laws." and "--We could be negatively impacted by future interpretation or implementation of the federal Stark Law and other state and federal anti-referral laws." and (E) the Company's quarterly report for the quarter ended September 30, 2001 filed with the Commission on Form 10-Q under the captions "Item 2.--There is uncertainty relating to third party reimbursement, which is critical to market acceptance of our products.", "--We could be negatively impacted by future interpretation or implementation of federal and state fraud and abuse laws, including anti-kickback laws.", "--We could be negatively impacted by future interpretation or implementation of the federal Stark Law and other federal and state anti-referral laws." and "Item 5.--Other Information", insofar as such statements constitute summaries of legal matters, as of the date of the Registration Statement and the Prospectus and as of the date of such opinion, are in all material respects accurate and complete statements or summaries of the matters therein set forth; and

                   (ii) nothing has come to such counsel's attention that causes such counsel to believe that the above-described portions of the Registration Statement and the Prospectus and the Incorporated Documents, at the date of the Registration Statement and the Prospectus or at the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Hyman, Phelps & McNamara, P.C., regulatory counsel for the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to the Underwriters, stating that:

                   (i) the statements in (A) the Registration Statement and the
               Prospectus under the captions "Risk Factors--We have limited experience manufacturing our products and if we are unable to meet customer demand, we may not become profitable.", "--If we fail to obtain or maintain regulatory clearances or approvals for products, or if approvals are delayed or withdrawn, we will be unable to commercially distribute and market our products or any product modifications.", "--Our products are subject to product recalls even after receiving FDA clearance or approval, which would harm our reputation and our business.", "Business--Manufacturing," "--Government Regulation,", "--Other United States Regulatory Requirements" and "--Facilities," (B) the Company's annual report for the year ended December 31, 2000 filed with the Commission on Form 10-K under the captions "Business--Manufacturing," "--Government Regulation," "Item 1.--We have limited manufacturing experience." and "--Governmental regulation can have a significant impact on our business.", (C) the Company's quarterly report for the quarter ended March 31, 2001 filed with the Commission on Form 10-Q under the captions "Item 2.--We have limited manufacturing experience." and "--Government regulation can have a significant impact on our business.", (D) the Company's quarterly report for the quarter ended June 30, 2001 filed with the Commission on Form 10-Q under the caption "Item 2.--Government regulation can have a significant impact on our business.", (E) the Company's quarterly report for the quarter ended September 30, 2001 filed with the Commission on Form 10-Q under the captions "Item 2.--We have limited experience manufacturing our products and if we are unable to meet customer demand, we may not become profitable.", "If we fail to obtain or maintain necessary regulatory clearances or approvals for products, or if approvals are delayed or withdrawn, we will be unable to commercially distribute and market our products or any product modifications.", "Our products may be subject to product recalls even after receiving FDA clearance or approval, which would harm our reputation and our business." and "--Government regulation can have a significant impact on our business." and (F) such other statements in the Registration Statement and the Prospectus and the Incorporated Documents regarding the receipt by the Company (either directly or through the Subsidiary) of governmental approvals or clearances and the applications for, or the submissions with the FDA regarding, such approvals or clearances, insofar as such statements constitute summaries of legal documents or legal proceedings or refer to statements of law and legal conclusions, as of the date of the Registration Statement and the Prospectus and as of the date of such opinion, are in all material respects accurate and complete statements or summaries of the matters therein set forth; and

                   (ii) nothing has come to such counsel's attention that causes such counsel to believe that the above-described portions of the Registration Statement and the Prospectus and the Incorporated Documents, at the date of the Registration Statement and the Prospectus or at the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may require.

               (g) You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by Bear, Stearns & Co. Inc. and UBS Warburg LLC.

               (h) No amendment or supplement to the Registration Statement or Prospectus, or document which upon filing with the Commission would be incorporated by reference therein, shall at any time have been filed to which you have objected or shall object in writing.

               (i) The Registration Statement shall have become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company and you in writing or by telephone, confirmed in writing; provided, however, that the Company and you may from time to time agree on a later date.

               (j) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
        (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
        (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               (k) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and adverse change or any development involving a prospective material and adverse change (other than as specifically described in the Registration Statement and Prospectus), in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiary, taken as a whole, shall occur or become known and (ii) no transaction which is material and adverse to the Company shall have been entered into by the Company or the Subsidiary.

               (l) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate signed by two of the Company's executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (j) and (k) of this Section 6 have been met.

               (m) You shall have received the letters referred to in Section 3(q).

               (n) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

               (o) The Shares shall have been approved for listing for quotation on the Nasdaq National Market, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

               (p) Between the time of execution of this Agreement and the time of purchase or additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or the Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

               7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

               The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion, (i) if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse change, financial or otherwise (other than as specifically described in the Registration Statement and Prospectus), in the operations, business, condition, affairs or prospects of the Company and the Subsidiary taken as a whole, which would, in your judgment, make it impracticable to market the Shares, (ii) there shall have occurred any downgrading, or any notice shall have been given of (x) any intended or potential downgrading or (y) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or the Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act or (iii) if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or act of terrorism or other national or international calamity or crisis or any change in political, financial or economic conditions, the effect of which, in your judgment, makes it impracticable or inadvisable to market the Shares or to proceed with the completion of the public offering or the sale and payment for the Shares on the terms and in the manner contemplated by the Prospectus.

               If you elect to terminate this Agreement as provided in this
Section 7, the Company and each other Underwriter shall be notified promptly by letter or telegram from such terminating Underwriter.

               If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

               8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to purchase and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to purchase and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall purchase and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be purchased and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be purchased and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

               Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

               If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

               The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

               If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph or in the last paragraph of Section 7, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               9. Indemnity and Contribution.

               (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus, as any of the foregoing may be amended or supplemented from time to time), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement or the failure by the Company to perform when and as required any agreement or covenant contained herein or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films, tape recordings, used in connection with the marketing of the Shares.

               If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without the written consent of the Company, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without the Company's written consent if (i) such settlement is entered into more than 60 business days after receipt by the indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party.

               (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or
        Section 20 of the Exchange Act and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

               If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ their or its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party.

               (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

               (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, in no case shall any Underwriter be required to make indemnification or contribution payments under this Section 9 in an aggregate amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

               (e) The indemnity and contribution agreements contained in this
        Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or
        Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls any of the foregoing within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each

        Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and against any of the officers or directors of the Company in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

               10. Notices, Consents, Etc. Except as otherwise herein provided, all statements, requests, notices, consents, waivers and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention : Stephen Parish, Equity Syndicate Department and UBS Warburg LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:
Syndicate Department; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 7 Studebaker, Irvine, CA 92618, Attention: John V. Cracchiolo, Chief Operating Officer and Chief Financial Officer. All references to you in this Agreement shall be deemed to refer to each of Bear, Stearns & Co. Inc. and UBS Warburg LLC. Any statements, requests, notices, consents, waivers and agreements shall be deemed to be made, given or entered into on behalf of the Underwriters only if made, given or entered into in writing by each of Bear, Stearns & Co. Inc. and UBS Warburg LLC.

               11. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus Supplement and the statements set forth in the fifth, seventh, eighth, ninth and tenth paragraphs under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.

               12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

               13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Representatives and the Company consent to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding thereupon, and may be enforced in any other courts in the jurisdiction to which the Company is or may be subject, by suit upon such judgment.

               14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and, to the extent provided in Section 9 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

               15. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

               16. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

               17. Miscellaneous. UBS Warburg LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS Warburg LLC. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

               A lending affiliate of UBS Warburg LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Warburg LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC.

               If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the several Underwriters.



                                            Very truly yours,

                                            ENDOCARE, INC.


                                            By:_________________________________
                                               Name:
                                               Title:


Accepted and agreed to as of the date
first above written

Bear, Stearns & Co. Inc.
UBS Warburg LLC
Banc of America Securities LLC
Adams, Harkness & Hill, Inc.

By:  Bear, Stearns & Co. Inc.


By: ______________________________
    Name:
    Title:


By:  UBS Warburg LLC


By: ______________________________
    Name:
    Title:


By: ______________________________
    Name:
    Title:

                                   SCHEDULE A



UNDERWRITER                                     NUMBER OF FIRM SHARES
-----------                                     ---------------------
Bear, Stearns & Co. Inc.......................        _________

UBS Warburg LLC...............................        _________

Banc of America Securities LLC................        _________

Adams, Harkness & Hill, Inc...................        _________
                                    Total             4,000,000
                                                      =========

                                    EXHIBIT A

                                 Endocare, Inc.

                                  Common Stock

                                ($.001 Par Value)



                                                              ____________, 2001


Bear, Stearns & Co. Inc.
UBS Warburg LLC
Banc of America Securities LLC
Adams, Harkness & Hill, Inc.
As Representatives of the several Underwriters


c/o     Bear, Stearns & Co. Inc.
        245 Park Avenue
        New York, New York 10167

        and

        UBS Warburg LLC
        299 Park Avenue
        New York, New York 10171


Ladies and Gentlemen:

               This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Endocare, Inc. (the "Company") and you, as Representatives of the several Underwriters named therein, with respect to the public offering (the "Offering") of common stock, par value $.001 per share, of the Company (the "Common Stock").

               In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 90 days after the date of the final prospectus supplement relating to the Offering the undersigned will not, without the prior written consent of Bear, Stearns & Co. Inc. and UBS Warburg LLC (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, contract to dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient or recipients thereof agree in writing to be bound by the terms of this Lock-Up Letter Agreement and confirm that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (d) by will or intestate succession to his or her immediate family, provided that such transferee agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirms that he or she has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (e) if the undersigned is a partnership or corporation or similar entity, as a distribution to partners or stockholders of the undersigned, if any, provided that such transferee agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof or (f) shares of Common Stock acquired in the public market on or after the date of the Underwriting Agreement.

               In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period of 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of Bear, Stearns & Co. Inc. and UBS Warburg LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock.

               If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.



                                               Yours very truly,



                                               -------------------------------
                                               Name:

                                    EXHIBIT B

                                 Endocare, Inc.

                                  Common Stock

                                ($.001 Par Value)



                                                              ____________, 2001


Bear, Stearns & Co. Inc.
UBS Warburg LLC
Banc of America Securities LLC
Adams, Harkness & Hill, Inc.
As Representatives of the several Underwriters


c/o     Bear, Stearns & Co. Inc.
        245 Park Avenue
        New York, New York 10167

        and

        UBS Warburg LLC
        299 Park Avenue
        New York, New York 10171


Ladies and Gentlemen:

               This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Endocare, Inc. (the "Company") and you, as Representatives of the several Underwriters named therein, with respect to the public offering (the "Offering") of common stock, par value $.001 per share, of the Company (the "Common Stock").

               In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 90 days after the date of the final prospectus supplement relating to the Offering the undersigned will not, without the prior written consent of Bear, Stearns & Co. Inc. and UBS Warburg LLC (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, contract to dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii); provided, however, that in the event the Company does not include 182,000 shares of Common Stock currently held by the undersigned in the Offering, the term of this Lock-Up Letter Agreement shall be reduced to fourteen
(14) days after the date of the final prospectus supplement relating to the Offering with respect to such 182,000 shares of Common Stock held by the undersigned; provided, further, that as to the remaining shares of Common Stock held by the undersigned, the undersigned shall remain bound by the terms of this Lock-Up Letter Agreement. The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided that the recipient or recipients thereof agree in writing to be bound by the terms of this Lock-Up Letter Agreement and confirm that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (d) by will or intestate succession to his or her immediate family, provided that each transferee agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirms that he or she has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (e) if the undersigned is a partnership or corporation or similar entity, as a distribution to partners or stockholders of the undersigned, if any, provided that such transferee agrees in writing to be bound by the terms of this Lock-Up Letter Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof or (f) shares of Common Stock acquired in the public market on or after the date of the Underwriting Agreement.

               In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period of 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of Bear, Stearns & Co. Inc. and UBS Warburg LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock.


                                     *  *  *

               If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement) or (iv) the Offering does not close by March 31, 2002, this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.



                                               Yours very truly,



                                               -------------------------------
                                               Name:




                                       3